Exhibit 10.4

LIMITED CONSENT TO LOAN AGREEMENT AND FORBEARANCE AGREEMENT
This Limited Consent to Loan Agreement and Forbearance Agreement, dated as of May 11, 2016 (this “Agreement”) is among KEY ENERGY SERVICES, INC., a Maryland corporation (the “Company”), KEY ENERGY SERVICES, LLC, a Texas limited liability company (“Key Energy LLC”, and together with the Company, collectively, “Borrowers”), certain subsidiaries of the Borrowers as Guarantors, Lenders and Co-Collateral Agents party to this Agreement and BANK OF AMERICA, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, “Administrative Agent”).
W I T N E S S E T H:
WHEREAS, Borrowers, certain subsidiaries of Borrowers as Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent, and Bank of America, N.A. and Wells Fargo Bank, National Association, as Co-Collateral Agents, are parties to that certain Loan and Security Agreement dated as of June 1, 2015 (as amended, supplemented, restated or otherwise modified from time to time, the “Loan Agreement”; capitalized terms not otherwise defined herein having the definitions provided therefor in the Loan Agreement) and to certain other documents executed in connection with the Loan Agreement;
WHEREAS, the Company, as borrower, each of the guarantors party thereto, each of the lenders party thereto and Cortland Capital Market Services LLC, as administrative agent, are parties to a Forbearance Agreement relating to the Term Loan Credit Agreement, a copy of which is attached as Exhibit A hereto (the “Term Loan Forbearance Agreement”);
WHEREAS, the Borrowers have requested that the Lenders consent to the prepayment of the Term Loans in a principal amount of up to $7,500,000 pursuant to Section 4 of the Term Loan Forbearance Agreement (such repayment, the “Specified Term Loan Repayment”);
WHEREAS, the Lenders are willing to provide such consent on terms and subject to conditions set forth herein;
WHEREAS, the Borrowers may have an Event of Default as a result of a failure to comply with the minimum Asset Coverage Ratio set forth in Section 10.3.2 of the Loan Agreement measured as of the last day of the Fiscal Quarter ending March 31, 2016 (the “Alleged Asset Coverage Ratio Default”);
WHEREAS, the Borrowers deny that the Alleged Asset Coverage Ratio Default is valid but have requested that the Lenders and the Administrative Agent, during the Forbearance Period (as defined below), agree to forbear from exercising certain of their default-related rights and remedies against Borrowers and the other Obligors with respect to the Alleged Asset Coverage Ratio Default; and
WHEREAS, the Lenders and the Administrative Agent are willing to agree to such forbearance on terms and subject to conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
NOW, THEREFORE, the parties hereto agree as follows:
1.Limited Consent. Notwithstanding anything to the contrary contained in Section 10.2.16(c)(iii)(x) of the Loan Agreement, Administrative Agent and the Lenders signatory hereto constituting Required Lenders hereby consent to the Specified Term Loan Repayment, provided that (i) the Specified Term Loan Repayment is made on or before May 16, 2016 and (ii) no proceeds of Revolver Loans are used to fund the Specified Term Loan Repayment.

The consents contained in this Section 1 are limited consents and (i) shall only be relied upon and used for the specific purpose set forth herein, (ii) shall not constitute nor be deemed to constitute a waiver of (a) any Default or Event of Default or (b) any term or condition of the Loan Agreement and the other Loan Documents, (iii) shall not constitute nor be deemed to constitute a consent by the Administrative Agent or any Lender to anything other than the specific purpose set forth herein and (iv) shall not constitute a custom or course of dealing among the parties hereto.

2.Forbearance.

2.1    Effective as of the date hereof, Administrative Agent and the Lenders signatory hereto, constituting Required Lenders, hereby agree that until the expiration or termination of the Forbearance Period, they will temporarily forbear from exercising default-related rights and remedies against the Borrowers or any other Obligor solely with respect to (i) the Alleged Asset Coverage Ratio Default; (ii) the accuracy of any Compliance Certificate insofar as it concerns the Asset Coverage Ratio as of March 31, 2016; and (iii) any cross-default to the Term Loan Agreement arising from matters that are subject to the Term Loan Forbearance Agreement for so long as such agreement shall remain ine effect (collectively, the “Subject Defaults”); provided, however, that nothing herein shall restrict, impair or otherwise affect any Lender’s or the Administrative Agent’s rights and remedies under any agreements (including, without limitation, the Intercreditor Agreement) containing subordination provisions in favor of any or all of the Lenders or the Administrative Agent (including, without limitation, any rights or remedies available to the Lenders or the Administrative Agent as a result of the occurrence or continuation of the Alleged Asset Coverage Ratio Default) or amend or modify any provision thereof.

2.2    As used herein, the term “Forbearance Period” shall mean the period beginning on the date hereof and ending on the earlier to occur of (the occurrence of clause (i) or (ii), a “Termination Event”): (i) any Forbearance Default (as hereinafter defined) or (ii) June 6, 2016, at 11:59 p.m. New York time. As used herein, the term “Forbearance Default” shall mean (A) the occurrence of any Default or an Event of Default other than the Subject Defaults, (B) the failure of any Borrower or any other Obligor to comply timely with any term, condition, or covenant set forth in this Agreement, (C) the failure of any representation or warranty made by any Borrower or any other Obligor under or in connection with this Agreement to be true and complete in all material respects as of the date hereof, (D) the repudiation and/or assertion of any defense by any Obligor with respect to this Agreement or any Loan Document or the pursuit of any claim by any Obligor against the Administrative Agent, any Issuing Bank, any Lender, or any other Indemnitee of any of the foregoing, and/or (E) the termination or expiration of any other forbearance granted by another creditor of any of the Obligors (including of the forbearance pursuant to the Term Loan Forbearance Agreement) or taking of an enforcement action or other exercise of any or all rights and remedies (including delivery of any notice of default or event of default or similar notice) by any such creditor (including by the Term Loan Agent, any “Lender” under (and as defined in) the Term Loan Credit Agreement or any other holder of obligations under the Term Loan Credit Agreement or by any holder of obligations under the Senior Notes Indenture) or acceleration by such creditor of indebtedness owing to such creditor, including, without limitation, by the Term Loan Agent, any “Lender” under (and as defined in) the Term Loan Credit Agreement or any other holder of obligations under the Term Loan Credit Agreement or by an holder of obligations under the Senior Notes Indenture.

2.3    Upon the occurrence of a Termination Event, (x) the agreement of the Administrative Agent and Required Lenders hereunder to forbear from exercising their respective default-related rights and remedies shall immediately terminate without the requirement of any demand, presentment, protest, or notice of any kind, all of which each of the Borrowers and the other Obligors hereby waives and (y) any or all of the Lenders and the Administrative Agent may at any time thereafter proceed to exercise any and all of their respective rights and remedies under any or all of the Loan Agreement, any other Loan Document and/or applicable law, including, without limitation, their respective rights and remedies with respect to the Alleged Asset Coverage Ratio Default and the other Subject Defaults.

2.4    Any agreement by the Administrative Agent and the Required Lenders to extend the Forbearance Period, if any, must be set forth in writing and signed by a duly authorized signatory of the Administrative Agent and the Required Lenders.

2.5    The Borrowers and the other Obligors each acknowledge that none of the Lenders or the Administrative Agent (the Lenders and the Administrative Agent are sometimes referred to herein individually as a “Lender Party,” and collectively as the “Lender Parties”) have made any assurances concerning (i) any possibility of an extension of the Forbearance Period, (ii) the manner in which or whether the Alleged Asset Coverage Ratio Default may be resolved or (iii) any additional forbearance, waiver, restructuring or other accommodations.

2.6    The parties hereto agree that the running of all statutes of limitation and the doctrine of laches applicable to all claims or causes of action that any Lender Party may be entitled to take or bring in order to enforce its rights and remedies against any Borrower or any other Obligor in respect of the Subject Defaults are, to the fullest extent permitted by law, tolled and suspended during the Forbearance Period.

2.7    No Lender Party has waived, is by this Agreement waiving, and has no intention of waiving (regardless of any delay in exercising such rights and remedies), any Default or Event of Default that may be continuing on the date hereof or any Event of Default that may occur after the date hereof (whether the same or similar to the Alleged Asset Coverage Ratio Default or otherwise), and no Lender Party has agreed to forbear with respect to any of its rights or remedies concerning any

Events of Default (other than, during the Forbearance Period, the Subject Defaults solely to the extent expressly set forth herein), that may have occurred or are continuing as of the date hereof, or that may occur after the date hereof.

2.8    Borrowers and the other Obligors acknowledge and agree that the Administrative Agent’s and Required Lender’ agreement to forbear from exercising certain of their default-related rights and remedies with respect to the Subject Defaults during the Forbearance Period does not in any manner whatsoever limit any Lender Party’s right to insist upon strict compliance by the Borrowers and the other Obligors with the Loan Agreement, this Agreement or any other Loan Document during the Forbearance Period.

2.9    This Agreement shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Loan Agreement or any other Loan Document.

3.    No Other Amendments or Waivers.

This Agreement, and the terms and provisions hereof, constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes any and all prior or contemporaneous amendments relating to the subject matter hereof. Except for the amendments to the Loan Agreement expressly set forth in Section 1 hereof and the forbearance expressly set forth in Section 2 hereof, the Loan Agreement shall remain unchanged and in full force and effect. Except as expressly set forth in Section 1 and Section 2 hereof, the execution, delivery, and performance of this Agreement shall not operate as a waiver of or as an amendment of, any right, power, or remedy of Administrative Agent or the Lenders under the Loan Agreement or any of the other Loan Documents as in effect prior to the date hereof, nor constitute a waiver of any provision of the Loan Agreement or any of the other Loan Documents. The agreements set forth herein are limited to the specifics hereof, shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse future non-compliance under the Loan Agreement or other Loan Documents, and shall not operate as a consent to any further or other matter, under the Loan Documents.
4.    Conditions Precedent. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent on the date hereof:

4.1    Execution of Agreement. Each Obligor, Administrative Agent and the Required Lenders shall have duly executed and delivered this Agreement.

4.2    Accuracy of Representations and Warranties. All representations and warranties contained in Section 5 hereof shall be true and correct in all respects.

4.3    Term Loan Forbearance Agreement . Receipt by Administrative Agent of evidence reasonably satisfactory to Administrative Agent that the Term Loan Forbearance Agreement has been entered into by all requisite parties thereto.

5    Representations and Warranties. Each Obligor hereby jointly and severally represents and warrants to Administrative Agent and Lenders, that

5.1    the execution, delivery and performance by the Obligors of this Agreement:

(a)are within each Obligor’s corporate, limited liability company or partnership powers, as applicable, and have been duly authorized by all necessary corporate, limited liability company or partnership, as applicable, and, if required, equity holder action (including, without limitation, any action required to be taken by any class of directors or other governing body of any Obligor or any other Person, whether interested or disinterested, in order to ensure the due authorization of the execution, delivery and performance by the Obligors of this Agreement);

(b)do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or other equity holders or any class of directors or other governing body, whether interested or disinterested, of any Obligor or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the validity or enforceability of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained or made and are in full force and effect other than those third party approvals or consents which, if not made or obtained, would not cause a Default hereunder, or could not reasonably be expected to have a Material Adverse Effect,

(c)will not violate any Sanctions and Applicable Law or any Organic Documents of any Obligor or any Restricted Subsidiary, or any order of any Governmental Authority,

(d)will not violate or result in a default under any Material Contract, or give rise to a right thereunder to require any payment to be made by any Obligor or any Restricted Subsidiary and
(e) will not result in the creation or imposition of any Lien on any Property of any Obligor or any Restricted Subsidiary (other than the Liens created by the Loan Documents);

5.2    this Agreement has been duly executed and delivered by such Obligor and constitutes a legal, valid and binding obligation of such Obligor, as applicable, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

5.3    no Default or Event of Default has occurred and is continuing.

6.    Reaffirmation. Each of the Obligors hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect. Each Obligor acknowledges and agrees that any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Agreement.

7.    Miscellaneous.

7.1    Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

7.2    Governing Law. UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, THIS AGREEMENT AND ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.

7.3    Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Agreement shall remain in full force and effect.

7.4    Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the sole benefit of the parties and their respective successors and assigns.

7.5    References. Any reference to the Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

7.6    Loan Document. This Agreement shall be deemed to be and shall constitute a Loan Document.

7.7    Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Loan Agreement. The Loan Agreement and each of the Loan Documents remain in full force and effect.

7.8    Entire Agreement. This Agreement constitutes the entire agreement, and supersede all prior understandings and agreements, among the parties relating to the subject matter thereof.

7.9    Counterparts; Execution. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when Administrative Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement. Any signature, contract formation or record-keeping through electronic means shall have the same legal validity and enforceability as manual or paper-based methods, to the fullest extent permitted by Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any similar state law based on the Uniform Electronic Transactions Act.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.
BORROWERS:
KEY ENERGY SERVICES, INC.
By _________________________
Name:
Title:
KEY ENERGY SERVICES, LLC.
By _________________________
Name:
Title:
GUARANTOR:
KEY ENERGY MEXICO, LLC

By _________________________
Name:
Title:

[Signature Page to Limited Consent to
Loan Agreement and Forbearance Agreement]

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent and a Lender

By _________________________
Name:
Title:

[Signature Page to Limited Consent to
Loan Agreement and Forbearance Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By _________________________
Name:
Title:

[Signature Page to Limited Consent to
Loan Agreement and Forbearance Agreement]

COMERICA BANK, as a Lender

By _________________________
Name:
Title:

[Signature Page to Limited Consent to
Loan Agreement and Forbearance Agreement]

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By _________________________
Name:
Title:

[Signature Page to Limited Consent to
Loan Agreement and Forbearance Agreement]

SIEMENS FINANCIAL SERVICES, INC., as a Lender

By _________________________
Name:
Title:

By _________________________
Name:
Title:

[Signature Page to Limited Consent to
Loan Agreement and Forbearance Agreement]

Exhibit A
Term Loan Forbearance Agreement
(attached)